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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549


                                   FORM 8-K


                                CURRENT REPORT



                        Pursuant to Section 13 of the
                       Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported) - December 29, 1995



                            FOREST OIL CORPORATION
            (Exact name of registrant as specified in its charter)



     New York                      0-4597                 25-0484900
(State or other juris-           (Commission             (IRS Employer
diction of incorporation)        file number)          Identification No.)


      2200 Colorado State Bank Building, 1600 Broadway, Denver, CO 80202
           (Address of principal executive offices)     (Zip Code)


      Registrant's telephone number, including area code: (303) 812-1400


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ITEM 5.  OTHER EVENTS

         For information concerning this item, please refer to Exhibit 2.1 hereto, which is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

              2.1 Second Restructure Agreement between Joint Energy Development Investments Limited Partnership and Forest Oil Corporation dated December 29, 1995, incorporated herein by reference to Exhibit 10.12 to Amendment No. 1 to Form S-2 on Registration Statement No. 33-64949 (File No. 0-4597).


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FOREST OIL CORPORATION
                                            (Registrant)



Dated:  January 3, 1996                By: /s/ Daniel L. McNamara
                                       ---------------------------------------
                                           Daniel L. McNamara
                                           Secretary



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